UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018
________________

NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
________________

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition.
The information disclosed under Item 7.01 hereof is also responsive to this Item 2.02 and is incorporated by reference into this Item 2.02.
Item 7.01. Regulation FD Disclosure.
On February 22, 2018, NCI Building Systems, Inc. (“NCI” or the “Company”) issued a press release (the “Press Release”) announcing changes to NCI’s reportable business segments, effective January 28, 2018, to align with changes in how the Company manages its business, reviews operating performance and allocates resources.
As of the first quarter, the Company will begin reporting results under four reportable segments which will be Engineered Building Systems, Metal Components, Insulated Metal Panels and Metal Coil Coating. Previously, operating results for the Insulated Metal Panel product line were included in the Metal Components segment. In addition, CENTRIA’s coil coating operations, which have also been included in the Metal Components segment since the Company’s acquisition of CENTRIA in January 2015, will now be reported within the Metal Coil Coating segment. The Company will begin reporting its financial results under the new reportable segments with the filing of its Form 10-Q for the quarter ending January 28, 2018.
Two years of historical financial results for previously reported quarterly and annual periods for fiscal 2016 and 2017 have been recast reflecting the four new reportable segments and are provided in Exhibit 99.1.

Prior Reporting Segments	New Reporting Segments
Engineered Building Systems	Engineered Building Systems
Metal Components	Metal Components
Metal Coil Coating	Insulated Metal Panels
Metal Coil Coating
The NCI recast of historical financial results for changes to reportable business segments includes Adjusted EBITDA and Adjusted Operating Income (Loss), which are non-GAAP financial measures. Adjusted EBITDA excludes restructuring and impairment charges, strategic development and acquisition related costs, gain from bargain purchase, gain (loss) on sale of assets and asset recovery, goodwill impairment, share-based compensation, gain on insurance recovery and unreimbursed business interruption costs. Adjusted Operating Income (Loss) excludes restructuring and impairment charges, strategic development and acquisition related costs, gain (loss) on sale of assets and asset recovery, goodwill impairment, gain on insurance recovery and unreimbursed business interruption costs. Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement.
Adjusted EBITDA and Adjusted Operating Income (Loss) are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA and Adjusted Operating Income (Loss) should not be considered in isolation or as substitutes for net income, operating income (loss), or revenue determined in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures and reconciliations thereof to the most directly comparable measures prepared in accordance with generally accepted accounting principles are included in the NCI recast of historical financial results for changes to reportable business segments furnished as Exhibit 99.1 hereto.
The information in Items 2.02 and 7.01, and in Exhibit 99.1 which are attached to this Form 8-K are furnished to, but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	NCI recast of historical financial results for changes to reportable business segments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: February 28, 2018